Acquisition and Divestitures	6 Months Ended
Jun. 30, 2014
Business Combinations, Discontinued Operations, and Disposal Groups [Abstract]
Acquisition and Divestitures
Acquisition and Divestitures
Acquisition
On January 2, 2014, the Company acquired Earthbound Farm, one of the largest organic produce brands in North America, from the existing shareholders in accordance with an Agreement and Plan of Merger dated December 8, 2013. The acquisition adds to our focus on high-growth product categories that are aligned with emerging customer trends. The total consideration for the acquisition was approximately $600 million, subject to post-closing working capital adjustments and indemnification claims. The acquisition was funded by approximately $615 million in new borrowings under our senior secured credit facilities, including the incremental term loan A-3 facility. See Note 8 “Debt and Capital Lease Obligations”.
The acquisition was accounted for using the acquisition method of accounting. Assets acquired and liabilities assumed in connection with the acquisition have been recorded at their fair values. The fair values were determined by management based in part on an independent valuation of assets acquired, which includes intangible assets of $255.6 million. Intangible assets subject to amortization of $104.9 million are being amortized over a weighted average period of 15 years and relate primarily to customer and supplier relationships. Certain estimated values for the Earthbound Farm acquisition are not yet finalized pending the final settlement of the purchase price and purchase price allocations and are subject to change once additional information is obtained. We expect to finalize the allocation of the purchase price during 2014.
Earthbound Farm’s results of operations have been included in our unaudited condensed consolidated statements of income and the results of operations of our North America segment from the date of acquisition.

The following table summarizes allocation of the purchase price to the fair value of assets acquired. The allocation of the purchase price in the table below is preliminary and subject to change based on the finalization of the purchase price.

January 2, 2014
(In thousands)
Assets acquired:
Cash and cash equivalents	$5,638
Inventories	22,658
Other current assets	54,898
Property, plant and equipment	147,390
Other long-term assets	659
Trademarks	150,700
Intangible assets with finite lives	104,900
Liabilities assumed:
Accounts payable and other accruals	54,785
Income taxes and deferred taxes, net	29,159
Obligations under capital leases	21,614
Total identifiable net assets	381,285
Goodwill	227,726
Total purchase price	$609,011

Goodwill is calculated as the excess of consideration paid over the net assets acquired and represents synergies, organic growth and other benefits that are expected to arise from integrating the Earthbound Farm assets into our operations. Goodwill was recorded in the North America segment. The amount of goodwill expected to be tax deductible is approximately $91.0 million.
For the three and six months ended June 30, 2014, the acquisition of Earthbound Farm increased our net sales by $153.1 million and $299.2 million, respectively, and our operating income by $14.1 million and $22.6 million, respectively. In connection with the acquisition of Earthbound Farm, we incurred $0.2 million and $7.2 million in expenses for the three and six months ended June 30, 2014, respectively, related to due diligence, investment advisors and regulatory matters. These acquisition costs and other non-recurring charges are included in the earliest period presented in the below table. These costs are included in general and administrative expense in our unaudited condensed consolidated statements of income in the periods in which they were incurred. These expenses have not been allocated to our segments and are reflected entirely within corporate and other.
The following table summarizes unaudited supplemental pro forma consolidated results of operations as if we acquired Earthbound Farm on January 1, 2013:

	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
	(In thousands, except share data)
Net sales	$837,926	$756,898	$1,668,149	$1,492,532
Income from continuing operations	35,173	39,456	74,467	59,309
Diluted earnings per common share	$0.20	$0.23	$0.42	$0.34

The historical financial information has been adjusted to give effect to the pro forma adjustments. These adjustments are based upon currently available information and certain assumptions. Therefore, the pro forma consolidated results are not necessarily indicative of what the Company’s consolidated results of operations actually would have been had it completed the acquisition on January 1, 2013. The diluted earnings per share in 2013 reflects pro forma tax adjustments that do not include income tax expense on historical Earthbound Farm income from continuing operations because Earthbound Farm was classified as a partnership for income tax purposes. The historical results included in the pro forma consolidated results do not purport to project future results of operations of the combined company nor do they reflect the expected realization of any cost savings or revenue synergies associated with the acquisition. The pro forma consolidated results reflect purchase accounting adjustments primarily related to cost of goods sold, depreciation and amortization expense, interest expense and tax expense.
Divestitures
SoFine
On March 31, 2014, we completed the sale of SoFine Foods BV (“SoFine”), a wholly-owned subsidiary that operated a soy-based meat-alternatives business in the Netherlands. Management’s intention to pursue a sale was based on the strategic decision to exit this non-core business of the Europe segment. In the fourth quarter of 2013, a write-down of $9.8 million was recorded and included in operating expenses in our financial statements. SoFine’s assets and liabilities were included in the Europe segment and the fair value was determined based on the estimated selling price, less cost to sell.
Idaho Dairy Farm
In 2013, management approved a plan to sell the assets of its dairy farm located in Idaho which was completed in the fourth quarter of 2013. Management’s decision to sell the Idaho dairy farm was based on the strategic decision to focus on North America’s core processing, marketing and distribution capabilities. In conjunction with the sale of the Idaho dairy farm, we recorded an impairment charge of $11.1 million included in asset disposal and exit costs in our financial statements. Cash received at the time of sale in the fourth quarter of 2013 was $31.0 million, net of disposal costs. In addition, we recorded a note receivable for $6.4 million which was fully collected by the end of the second quarter of 2014.
In addition to the impairment charge, we recorded a charge of $3.3 million related to lease liabilities, severance and related costs in connection with the Idaho dairy farm sale. Liabilities recorded and the changes therein for the six months ended June 30, 2014 were as follows:

	Accrued charges at December 31, 2013	Costs paid or otherwise settled	Reversal of prior expense	Accrued charges at June 30, 2014
	(In thousands)
Lease liability	$2,674	$(762)	$(351)	$1,561
Severance and related costs	632	(598)	(55)	(21)
Total	$3,306	$(1,360)	$(406)	$1,540

We expect cash payments for the lease liability and severance and related costs to be completed by the end of 2014.
During the six months ended June 30, 2014, we recorded a reversal of $0.7 million of the prior expenses of which $0.3 million related to the impairment charge and $0.4 million related to the lease liability and severance costs.